                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): September 30, 2002


                             KEYSTONE PROPERTY TRUST
             (Exact Name of Registrant as Specified in its Charter)

------------------------------------------- --------------------------------------- ------------------------------------------
                 Maryland                                  1-12514                                 84-1246585
             (State or Other                             (Commission                              (IRS Employer
             Jurisdiction of                             File Number)                          Identification No.)
              Incorporation)
------------------------------------------------------------------------------------------------------------------------------


                   200 Four Falls Corporate Center, Suite 208
                           West Conshohocken, PA 19428
               (Address of Principal Executive Offices)(Zip Code)


--------------------------------------------------------------------------------
               Registrant's telephone number, including area code:
                                 (484) 530-1800
--------------------------------------------------------------------------------


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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)         EXHIBITS

99.1 Keystone Property Trust Supplemental Information Package for the quarter ended September 30, 2002.
99.2 Press Release dated October 22, 2002 announcing results for the quarter ended September 30, 2002.


ITEM 9.     REGULATION FD DISCLOSURE

Simultaneous with the issuance of a press release on October 22, 2002 announcing the Company's results for the quarter ended September 30, 2002, the Company intends to make available supplemental information regarding the Company's operations. The Company is attaching the supplemental information as
Exhibit 99.1 and the press release as Exhibit 99.2 to this Current Report on Form 8-K.

Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           KEYSTONE PROPERTY TRUST



Date:    October 23, 2002                  By: /s/ JEFFREY E. KELTER
                                               ---------------------
                                           Jeffrey E. Kelter
                                           President and Chief Executive Officer


Date:    October 23, 2002                   By: /s/ TIMOTHY E. MCKENNA
                                                ----------------------
                                            Timothy E. McKenna
                                            Senior Vice President and
                                            Chief Financial Officer


Date:    October 23, 2002                   By: /s/ J. PETER LLOYD
                                                ------------------
                                            J. Peter Lloyd
                                            Vice President and
                                            Corporate Controller


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